UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15320 Highway 105 W, Suite 210, Montgomery, Texas		77356
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “IPO”) by Kodiak Gas Services, Inc. (the “Company”) of its common stock, par value $0.01 per share (“Common Stock”), described in the prospectus (the “Prospectus”), dated June 28, 2023, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-271050) (as amended, the “Registration Statement”), the following agreements were entered into:

•

the Underwriting Agreement, dated June 28, 2023, by and among the Company, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Barclays Capital Inc., on behalf of themselves and each of the other underwriters listed on Schedule I thereto (the “Underwriting Agreement”), which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

the Registration Rights Agreement, dated July 3, 2023, by and among the Company, Frontier TopCo Partnership, L.P. (“Kodiak Holdings”), and each of the other signatories from time to time party thereto (the “Registration Rights Agreement”);

•	the Stockholders’ Agreement, dated July 3, 2023, by and among the Company and Kodiak Holdings (the “Stockholders’ Agreement”); and

•

the Novation, Assignment and Assumption Agreement, dated as of July 3, 2023, by and among Kodiak Gas Services, LLC (the “Kodiak Borrower”), Frontier Intermediate Holding, LLC, Kodiak Holdings, as the new borrower (in such capacity, the “New Borrower”), the subsidiaries of the Kodiak Borrower party thereto, the affiliates of the New Borrower party thereto, the parties listed on Schedule 1 thereto, the parties listed on Schedule 2 thereto, and Wells Fargo Bank, N.A., as Administrative Agent (the “Term Loan Novation Agreement”).

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. The foregoing descriptions of the Underwriting Agreement, the Registration Rights Agreement, the Stockholders’ Agreement and the Term Loan Novation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of Underwriting Agreement, the Registration Rights Agreement, the Stockholders’ Agreement and the Term Loan Novation Agreement, which are filed herewith as Exhibits 1.1, 10.1, 10.2 and 10.3, respectively, and are incorporated into this Item 1.01 by reference.

Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 1.02 Termination of a Material Definitive Agreement.

On July 3, 2023, in connection with the closing of the IPO, the Company entered into the Term Loan Novation Agreement, pursuant to which all of the Company’s and its subsidiaries’ remaining obligations under that certain Amended and Restated Credit Agreement, dated as of May 19, 2022, among Kodiak Gas Services, LLC, Frontier Intermediate Holding, LLC, Wells Fargo Bank, N.A. as administrative agent, and the lenders party thereto (the “Term Loan”), were assumed by a parent entity of Kodiak Holdings, and the Company’s obligations under the Term Loan were terminated.

The foregoing description of the Term Loan Novation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Novation Agreement, which is filed herewith as Exhibit 10.3 and is incorporated into this Item 1.02 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 1.01 regarding the Registration Rights Agreement and Stockholders’ Agreement and the information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition

Immediately prior to closing of the IPO, the board of directors of the Company (the “Board”) increased the number of directors on the Board to nine and appointed Robert McKee, Randall Hogan, Terry Bonno, Margaret Montana, Jon-Al Duplantier, Chris Drumgoole, and Gretchen Holloway to fill the newly created vacancies on the Board, effective June 30, 2023. Alexander Darden and Teresa Mattamouros, who were directors prior to the IPO, will continue to serve as directors.

Mr. McKee, Mr. Duplantier, and Ms. Holloway will serve as Class I directors with a term expiring at the end of the Company’s first annual meeting of stockholders following the IPO. Mr. Darden, Mr. Hogan and Ms. Montana will serve as Class II directors with a term expiring at the Company’s second annual meeting of stockholders following the IPO. Ms. Bonno, Ms. Mattamouros and Mr. Drumgoole will serve as Class III directors with a term expiring at the Company’s third annual meeting of stockholders following the IPO.

Mr. Hogan will serve as Chairman of the Board and on the Personnel & Compensation Committee of the Board. Mr. Duplantier and Mr. Darden will serve on the Nominating, Governance & Sustainability Committee of the Board. Ms. Bonno will serve on the Nominating, Governance & Sustainability Committee and the Personnel & Compensation Committee of the Board. Ms. Montana, Mr. Drumgoole, and Ms. Holloway will serve on the Audit & Risk Committee of the Board. Ms. Mattamouros will serve on the Personnel & Compensation Committee of the Board.

Except as set forth under the heading “Certain Relationships and Related Person Transactions” in the Prospectus, Mr. McKee, Mr. Hogan, Ms. Bonno, Ms. Montana, Mr. Duplantier, Mr. Drumgoole, Ms. Holloway, Ms. Mattamouros and Mr. Darden have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Omnibus Incentive Plan

Prior to the IPO, the Board adopted and approved the Company’s Omnibus Incentive Plan (the “Incentive Plan”) substantially in the form previously filed as Exhibit 10.6 to the Registration Statement. For further information regarding the Incentive Plan, see “Executive Compensation—2023 Omnibus Incentive Plan” in the Prospectus.

A copy of the Incentive Plan is filed herewith as Exhibit 10.4 and is incorporated herein by reference. The above description of the Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Indemnification Agreements

In connection with the IPO, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each member of the Board and certain officers of the Company, including Robert McKee, John Griggs, Ewan Hamilton and Chad Lenamon. The Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance certain expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are filed herewith as Exhibits 10.5 through 10.16 and are incorporated into this Item 5.02 by reference.

Executive Severance Plan

In connection with the IPO, the Company assumed sponsorship of the Executive Severance Plan previously adopted and approved by Kodiak Gas Services, LLC, an indirect wholly owned subsidiary of the Company (the “Executive Severance Plan”). The Executive Severance Plan provides severance pay and benefits to eligible officers and management employees who are designated as Eligible Executives (as defined in the Executive Severance Plan) and whose employment is terminated on or after June 20, 2023.

Upon the termination of an Eligible Executive’s employment due to a Qualifying Termination (as defined in the Executive Severance Plan) that occurs outside of a Change in Control Protection Period (as defined in the Executive Severance Plan) and so long as such Eligible Executive satisfies the conditions to payment of severance benefits described below, such Eligible Executive is entitled to receive the following severance benefits, payable in a lump sum within 60 days after such Eligible Executive’s Date of Termination (as defined in the Executive Severance Plan): (i) a cash severance payment equal to the product of (A) such Eligible Executive’s Base Salary (as defined in the Executive Severance Plan) and (B) the Applicable Multiple (as defined below), (ii) a pro-rated portion of such Eligible Executive’s Target Annual Bonus (as defined in the Executive Severance Plan), multiplied by a fraction (A) the numerator of which equals the number of calendar days that such Eligible Executive was employed by a member of the Company Group (as defined in the Executive Severance Plan) during the calendar year that includes the Date of Termination and (B) the denominator of which equals 365 or 366, as applicable, (the “Pro Rata Bonus”), and (iii) a cash payment equal to the product of (A) the annual cost to continue coverage for such Eligible Executive’s group health plan, dental and vision coverage (including coverage for such Eligible Executive’s spouse and eligible dependents), determined under the Company’s group health plans as in effect immediately prior to such Eligible Executive’s Date of Termination and (B) the Applicable Multiple (the “Health Continuation Payment”). For purposes of the Executive Severance Plan, the “Applicable Multiple” means (i) three, for Tier 1 Executives (as defined in the Executive Severance Plan), (ii) two, for Tier 2 Executives (as defined in the Executive Severance Plan) and (iii) one, for Tier 3 Executives (as defined in the Executive Severance Plan).

Upon the termination of an Eligible Executive’s employment due to a Qualifying Termination that occurs during a Change of Control Protection Period and so long as such Eligible Executive satisfies the conditions to payment of severance benefits described below, such Eligible Executive shall be entitled to receive the following severance benefits, payable in a lump sum within 60 days after such Eligible Executive’s Date of Termination: (i) a cash severance payment equal to the product of (A) the sum of such Eligible Executive’s Base Salary and Target Annual Bonus and (B) the Applicable Multiple, (ii) the Pro-Rata Bonus, and (iii) the Health Continuation Payment.

For purposes of the Executive Severance Plan, Robert McKee is a Tier 1 Executive, John Griggs is a Tier 2 Executive, Chad Lenamon is a Tier 2 Executive and Ewan Hamilton is a Tier 3 Executive.

Payment of the severance benefits under the Executive Severance Plan to an Eligible Executive is subject to the Eligible Executive’s execution and non-revocation of a general release of claims in favor of the Company and the Eligible Executive’s continued compliance with the terms of the Executive Severance Plan, including, but not limited to, the restrictive covenants obligations under the Executive Severance Plan. For Eligible Executives in the Executive Severance Plan who are eligible for severance benefits under another individual agreement with the Company Group, the Executive Severance Plan supersedes all prior agreements, practices, policies, procedures and plans relating to severance benefits. If the payments or benefits payable under the Executive Severance Plan would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced (but not below zero) if such reduction would result in a better net after-tax position for the Eligible Executive.

This summary of the Executive Severance Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Executive Severance Plan and form of Participation Agreement thereunder filed as Exhibits 10.17 and 10.18 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2023, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), substantially in the form previously filed as Exhibit 3.5 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.6 to the Registration Statement, each became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 750,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement.

The foregoing descriptions of the Charter and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and Bylaws, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated into this Item 5.03 by reference.

Item 8.01 Other Events.

On July 3, 2023, the Company completed the Offering of 16,000,000 shares of Common Stock for cash consideration of $15.10 per share (net of underwriting discounts). The Company intends to use the proceeds from the IPO as contemplated in the Prospectus.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

No.	Description

1.1	Underwriting Agreement, dated June 28, 2023, by and among the Company, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Barclays Capital Inc., on behalf of themselves and each of the other underwriters listed on Schedule I thereto

3.1	Amended and Restated Certificate of Incorporation of Kodiak Gas Services, Inc.

3.2	Amended and Restated Bylaws of Kodiak Gas Services, Inc.

10.1	Registration Rights Agreement, dated as of July 3, 2023, by and among Kodiak Gas Services, Inc., Frontier TopCo Partnership, L.P. and each of the other signatories from time to time party thereto

10.2	Stockholders’ Agreement, dated as of July 3, 2023, by and among Kodiak Gas Services, Inc. and Frontier TopCo Partnership, L.P.

10.3	Novation, Assignment and Assumption Agreement, dated as of July 3, 2023, by and among Kodiak Gas Services, LLC, Frontier Intermediate Holding, LLC, Frontier TopCo Partnership, L.P., as the new borrower the other parties thereto, and Wells Fargo Bank, N.A., as administrative agent

10.4	Kodiak Gas Services, Inc. Omnibus Incentive Plan

10.5*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Robert M. McKee

10.6*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and William C. Lenamon

10.7*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and John B. Griggs

10.8*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Ewan W. Hamilton

10.9*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Alexander N. Darden

10.10*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Teresa M. Mattamouros

10.11*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Randall J. Hogan

10.12*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Terry B. Bonno

10.13*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Margaret C. Montana

10.14*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Jon-Al Duplantier

10.15*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Christopher R. Drumgoole

10.16*	Indemnification Agreement, dated July 3, 2023, by and among Kodiak Gas Services, Inc. and Gretchen L. Holloway

10.17	Executive Severance Plan of Kodiak Gas Services, Inc.

10.18	Form of Executive Severance Plan Participation Agreement of Kodiak Gas Services, Inc.

*	Certain portions of this exhibit were redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: July 3, 2023	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary